UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) The following exhibit is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1	Press Release, dated October 15, 2003, of MGI PHARMA, INC.

Item 12.	Results of Operations and Financial Condition

The following information is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

On October 15, 2003, MGI PHARMA, INC. issued a press release to report the Company’s results of operations and financial condition for the completed fiscal quarter ended September 30, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

October 15, 2003	MGI PHARMA, INC.

	By:	/s/ William C. Brown

William C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated October 15, 2003, of MGI PHARMA, INC.